Basis of Presentation and Summary of Significant Accounting Policies (Details) - Schedule of Transaction Price Allocated to the Remaining Performance Obligations - USD ($) $ in Thousands	Sep. 30, 2023	Dec. 31, 2008
Schedule Of Transaction Price Allocated To The Remaining Performance Obligations Abstract
2023	$ 2,563	$ 2,953
2024	3,448	832
2025	283	669
2026 and thereafter	154	1,206
Total	$ 6,448	$ 5,660